SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)       March 10, 2005
                                                      --------------------------


                                NORTH BAY BANCORP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            California                   0-31080               68-0434802
----------------------------------- ------------------ -------------------------
  (State or other jurisdiction of      (Commission           (IRS Employer
          incorporation)               File Number)       Identification No.)

1190 Airport Road, Suite 101, Napa, California                    94558
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  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code    (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item  1.01 Entry into a Material Definitive Agreement


Setting Annual Bonuses
----------------------


         On March 10, 2005 , the Board of Directors of North Bay Bancorp paid the 2004 bonuses to its executive officers. The following chart shows bonuses paid in 2005 based on 2004 performance for each executive officer of North Bay:

                                                                                     Proposed
Employee                     Corp Title                                                2004
--------                     ----------                                                ----
Terry L. Robinson            President & CEO North Bay Bancorp; CEO The
                             Vintage Bank                                            $100,000
Glen C. Terry                President, The Vintage Bank                              $65,000
John A. Nerland              President, Solano Bank, a division of The Vintage
                             Bank                                                     $63,000
Kathi Metro-Chinberg         Executive Vice President and Credit Administrator        $48,000
Lee Ann Cimino               Senior Vice President and Chief Financial Officer        $32,000
Susan C. Fonseca             Senior Vice President, Human Resources                   $32,000


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: March 17, 2005            NORTH BAY BANCORP




                                /s/ Terry L. Robinson
                                ------------------------------------------------
                                Terry L. Robinson, President and Chief
                                Executive Officer (Principal Executive Officer)



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